EXHIBIT 99.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

   Pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350)

I, Eric P. Graap, as Senior Vice President and Chief Financial Officer of Fauquier Bankshares, Inc., certify that the Quarterly Report on Form 10-Q for the period ended June 30, 2002, which accompanies this certification fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Fauquier Bankshares, Inc. at the dates and for the periods indicated. The foregoing certification is made pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), and no purchaser or seller of securities or any other person shall be entitled to rely upon the foregoing certification for any purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.


/s/ Eric P. Graap                                       Dated:  August 14, 2002
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Eric P. Graap
Senior Vice President and Chief Financial Officer